EXHIBIT 10.9

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES 1 1
2. AMENDMENT/MODIFICATION NO. 00022		3. EFFECTIVE DATE 09/20/2016	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2016-03922	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	8219	7. ADMINISTERED BY (If other than Item 6)	CODE	8219
(Ö) Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539			Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD # 1 LANSING, MI 48906-2933			X	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (See Item 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2011-42084 10B. DATED (See Item 13)
CODE 026489018		FACILITY CODE		09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     The  above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     is extended,      is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEGMENT
TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT
IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(Ö)			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1, Changes Firm Fixed Price
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, X is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to extend the final delivery date for CLIN 0005 and 0005 02 through November 30, 2016 at no additional cost to the Government.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) J. Michael Mann Sr. Manager, Commercial Operations & Analytics			16A. NAME OF CONTRACTING OFFICER Christine N Godfrey
15B. CONTRACTOR/OFFEROR __/s/ J. Michael Mann_______________________ (Signature of person authorized to sign)		15C. DATE SIGNED 20 SEPT 2016	16B. UNITED STATES OF AMERICA BY ____/s/ Christine N. Godfrey__________________ (Signature of Contracting Officer)	16C. DATE SIGNED 9/21/2016
   NSN 7540-01-152-8070                             STANDARD FORM 30 (REV. 10-83)
   PREVIOUS EDITION UNUSABLE 30-105 Prescribed by GSA
                                                                         FAR (48 CFR) 53.24